Exhibit 10.2(b)
DUOLINGO, INC.
2011 EQUITY INCENTIVE PLAN
STOCK OPTION GRANT NOTICE AND
STOCK OPTION AGREEMENT
Pursuant to its 2011 Equity Incentive Plan, as amended from time to time (the “Plan”), Duolingo, Inc., a Delaware corporation (the “Company”), hereby grants to the person who’s name is listed below (“Optionee”), an option to purchase the number of shares of the Company’s common stock, par value $0.0001 (“Common Stock”) set forth below, subject to the terms and conditions of the Plan and this Stock Option Grant Notice and Stock Option Agreement (this “Option Agreement”). Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.
I.    NOTICE OF STOCK OPTION GRANT

Optionee:
Date of Option Agreement:
Date of Grant:
Vesting Start Date:
Exercise Price per Share:
Total Number of Shares Granted:
Total Exercise Price:
Term/Expiration Date:

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option

Vesting Schedule:	The Shares subject to this Option shall vest according to the following schedule

Termination Period:	This Option may be exercised, to the extent vested, for three (3) months after Optionee ceases to be a Service Provider, or such longer period as may be applicable upon the death or Disability of Optionee as provided herein (or, if not provided herein, then as provided in the Plan), but in no event later than the Term/Expiration Date as set forth above.

II.    AGREEMENT
1.    Grant of Option. The Company hereby grants to Optionee an Option to purchase the number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant above (“Notice of Grant”), at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.
If designated in the Notice of Grant as an Incentive Stock Option, this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code; provided, however, that to the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options (within the meaning of Code Section 422, but without regard to Code Section 422(d)), including the Option, are exercisable for the first time by Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company (or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Code Sections 424(e) or 424(f), respectively)) exceeds $100,000, such options shall be treated as not qualifying under Code Section 422, but rather shall be treated as Non-Qualified Stock Options to the extent required by Code Section 422. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For purposes of these rules, the Fair Market Value of the Common Stock shall be determined as of the time the option with respect to such stock is granted.
2.    Exercise of Option. This Option is exercisable as follows:
(a)    Right to Exercise.
(i)    This Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. For purposes of this Option Agreement, Shares subject to this Option shall vest based on Optionee’s continued status as a Service Provider, unless otherwise determined by the Administrator, in its sole discretion.
(ii)    This Option may not be exercised for a fraction of a Share.
(iii)    In the event of Optionee’s death, Disability or other termination of Optionee’s status as a Service Provider, the exercisability of the Option shall be governed by Sections 7, 8 and 9 hereof, subject to the limitations in this Section 2.
(iv)    In the event the exercise of the Option following the termination of Optionee’s status as a Service Provider would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”), then the Option shall terminate on the earlier of (i) the Term/Expiration Date of the Option as set forth in the Notice of Grant or (ii) the expiration of a period of three (3) months after the termination of Optionee’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
(v)    In no event may this Option be exercised after the Term/Expiration Date of this Option as set forth in the Notice of Grant.
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(b)    Method of Exercise. This Option shall be exercisable by written notice to the Company (in the form attached as Exhibit A) (the “Exercise Notice”). The Exercise Notice shall state the number of Shares for which the Option is being exercised, and such other representations and agreements with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by Optionee and shall be delivered in person or by certified mail to the Secretary of the Company or such other authorized representative of the Company. The Exercise Notice shall be accompanied by payment of the Exercise Price, plus payment of any applicable withholding tax.
No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which the Option is exercised with respect to such Shares.
3.    Optionee’s Representations. If the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
4.    Lock-Up Period. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period and these restrictions shall be binding on any transferee of such Shares. Notwithstanding the foregoing, the 180-day period may be extended for up to such number of additional days as is deemed necessary by the Company or the Managing Underwriter to continue coverage by research analysts in accordance with NASD Rule 2711 or any successor rule.
5.    Method of Payment. Payment of the Exercise Price shall be by any of the following at the election of Optionee:
(a)    cash;
(b)    check;
(c)    with the consent of the Administrator, a full recourse promissory note bearing interest (at no less than such rate as is a market rate of interest and which then precludes
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the imputation of interest under the Code), payable upon such terms as may be prescribed by the Administrator and structured to comply with Applicable Laws;
(d)    with the consent of the Administrator, surrender of other Shares of Common Stock of the Company which have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised;
(e)    with the consent of the Administrator, surrendered Shares issuable upon the exercise of the Option having a Fair Market Value on the date of exercise equal to the aggregate Exercise Price of the Option or exercised portion thereof;
(f)    with the consent of the Administrator, property of any kind which constitutes good and valuable consideration;
(g)    following the Public Trading Date, with the consent of the Administrator, delivery of a notice that Optionee has placed a market sell order with a broker with respect to Shares then issuable upon exercise of the Option and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate Exercise Price; provided, that payment of such proceeds is then made to the Company upon settlement of such sale; or
(h)    with the consent of the Administrator, any combination of the foregoing methods of payment.
6.    Restrictions on Exercise. This Option may not be exercised until the Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such Shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised. If Optionee relocates outside of the United States such that the option would be illegal or impossible to practically administrate to exercise as originally drafted, the Company may require the imposition of additional provisions and such provisions for such country shall apply to Optionee, to the extent the Company determines that the application of such provisions is necessary or advisable in order to comply with local law or facilitate the administration of the Plan.
7.    Termination of Relationship. If Optionee ceases to be a Service Provider (other than by reason of Optionee’s death or Disability), Optionee may exercise this Option during the Termination Period set out in the Notice of Grant, to the extent the Option was vested on the date on which Optionee ceases to be a Service Provider. To the extent that the Option is not vested on the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.
8.    Disability of Optionee. If Optionee ceases to be a Service Provider as a result of his or her Disability, Optionee may exercise the Option to the extent the Option was vested at the date on which Optionee ceases to be a Service Provider, but only within twelve (12) months from such date (and in no event later than the Term/Expiration Date of this Option as set forth in the
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Notice of Grant). To the extent that the Option is not vested at the date on which Optionee ceases to be a Service Provider, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.
9.    Death of Optionee. If Optionee ceases to be a Service Provider as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within twelve (12) months following the date of death (and in no event later than the Term/Expiration Date of this Option as set forth in the Notice of Grant) by Optionee’s estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that the Option is not vested on the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate.
10.    Non-Transferability of Option. This Option may not be transferred in any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.
11.    Term of Option. This Option may be exercised only within the term set out in the Notice of Grant.
12.    Restrictions on Shares. Optionee hereby agrees that Shares purchased upon the exercise of the Option shall be subject to such terms and conditions as the Administrator shall determine in its sole discretion, including, without limitation, restrictions on the transferability of Shares, and a right of first refusal in favor of the Company with respect to permitted transfers of Shares. Such terms and conditions may, in the Administrator’s sole discretion, be contained in the Exercise Notice with respect to the Option or in such other agreement as the Administrator shall determine and which Optionee hereby agrees to enter into at the request of the Company.
13.    Rules Particular To Specific Countries.
(a)    Generally. Optionee shall, if required by the Administrator, enter into an election with the Company or a Subsidiary (in a form approved by the Company) under which any liability to the Company’s (or a Subsidiary’s) Tax Liability, including, but not limited to, National Insurance Contributions (“NICs”) and the Fringe Benefit Tax (“FBT”), is transferred to and met by Optionee. For purposes of this Section 13, Tax Liability shall mean any and all liability under applicable non-U.S. laws, rules or regulations from any income tax, the Company’s (or a Subsidiary’s) NICs, FBT or similar liability and Optionee’s NICs, FBT or similar liability under non-U.S. laws that are attributable to: (A) the grant or exercise of, or any other benefit derived by Optionee from the Option; (B) the acquisition by Optionee of the Shares on exercise of the Option; or (C) the disposal of any Shares acquired upon exercise of the Option.
(b)    Tax Indemnity. Optionee shall indemnify and keep indemnified the Company and any of its Subsidiaries from and against any Tax Liability.
(Signature Page Follows)
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This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one document.

DUOLINGO, INC.

By:

Name:

Title:
OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY’S 2011 EQUITY INCENTIVE PLAN, AS AMENDED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE AND WITH OR WITHOUT PRIOR NOTICE.
Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated:
OPTIONEE
Print Name:

Residence Address:

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EXHIBIT A
DUOLINGO, INC.
2011 EQUITY INCENTIVE PLAN
EXERCISE NOTICE
Duolingo, Inc.
Attention: Stock Administration
1.    Exercise of Option. Effective as of today, ___________, _____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of Duolingo, Inc., a Delaware corporation (the “Company”), under and pursuant to the Duolingo, Inc. 2011 Equity Incentive Plan, as amended from time to time (the “Plan”) and the Stock Option Grant Notice and Stock Option Agreement dated «GrantDate» (the “Option Agreement”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Date of Grant:
Number of Shares as to which Option is Exercised:
Exercise Price per Share:		$
Total Exercise Price:		$
Certificate to be issued in name of:
Cash Payment delivered herewith:	☐	$
Other form of consideration delivered herewith (only if approved by the Administrator):	☐	Form of Consideration:
$

Type of Option:	☐ Incentive Stock Option	☐ Non-Qualified Stock Option
2.    Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.
3.    Rights as Stockholder. Until the stock certificate evidencing Shares purchased pursuant to the exercise of the Option is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to the Option, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.
Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal (as defined below) hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.
4.    Optionee’s Rights to Transfer Shares.
(a)    Company’s Right of First Refusal. Before any Shares held by Optionee or any permitted transferee (each, a “Holder”) may be sold, pledged, assigned, hypothecated, transferred, or otherwise disposed of (each, a “Transfer”), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares proposed to be Transferred on the terms and conditions set forth in this Section 4 (the “Right of First Refusal”).
(i)    Notice of Proposed Transfer. In the event any Holder desires to Transfer any Shares, the Holder shall deliver to the Company a written notice (the “Notice”) stating: (w) the Holder’s bona fide intention to sell or otherwise Transfer such Shares; (x) the name of each proposed purchaser or other transferee (“Proposed Transferee”); (y) the number of Shares to be Transferred to each Proposed Transferee; and (z) the bona fide cash price or other consideration for which the Holder proposes to Transfer the Shares (the “Offered Price”), and the Holder shall offer such Shares at the Offered Price to the Company or its assignee(s).
(ii)    Exercise of Right of First Refusal. Within thirty (30) days after receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be Transferred to any one or more of the Proposed Transferees. The purchase price shall be determined in accordance with Section 4(a)(iii) hereof.
(iii)    Purchase Price. The purchase price (“Purchase Price”) for the Shares repurchased under this Section 4 shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.
(iv)    Payment. Payment of the Purchase Price shall be made, at the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within thirty (30) days after receipt of the Notice or in the manner and at the times mutually agreed to by the Company and the Holder.
(v)    Holder’s Right to Transfer. If all of the Shares proposed to be Transferred in the Notice are not purchased by the Company and/or its assignee(s) as provided in this Section 4, then the Holder may sell or otherwise Transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other Transfer is consummated within one hundred twenty (120) days after the date of the Notice and provided further that any such sale or other Transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 4 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not Transferred to the Proposed Transferee within such 120-day period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise Transferred.
(b)    Exception for Certain Family Transfers. Anything to the contrary contained in this Section 4 notwithstanding, the Transfer of any or all of the Shares during Optionee’s lifetime or upon Optionee’s death by will or intestacy to Optionee’s Immediate Family or a trust for the benefit of Optionee’s Immediate Family shall be exempt from the Right of First Refusal. As used herein, “Immediate Family” shall mean spouse, registered domestic partner, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so Transferred subject to the provisions of this Section 4 (including the Right of First Refusal) and there shall be no further Transfer of such Shares except in accordance with the terms of this Section 4.
(c)    Termination of Right of First Refusal. The Right of First Refusal shall terminate as to all Shares upon a sale of Common Stock to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (a “Public Offering”).
(d)    Shares Subject to Restrictions on Transfer in the Bylaws. Notwithstanding anything to the contrary contained herein, and without limiting any other provision of this Agreement, Optionee acknowledges and agrees that the Shares shall be subject to all restrictions on transfer contained in the Company’s bylaws, as amended from time to time, including without limitation (i) a right of first refusal in favor of the Company (the “Bylaw ROFR”) and (ii) a requirement that the holder of the Shares may not sell, pledge or otherwise transfer to a third party any Shares, or any interest in any such Shares, without the approval of the Company’s Board of Directors in its sole discretion. In the event of any conflict between the Bylaw ROFR and this Section 4, this Section 4 shall control.
5.    Transfer Restrictions. Any transfer or sale of the Shares is subject to restrictions on transfer imposed by any applicable state and federal securities laws. Any Transfer or attempted Transfer of any of the Shares not in accordance with the terms of this Agreement, including the Right of First Refusal provided in this Agreement, shall be void and the Company may enforce the terms of this Agreement by stop transfer instructions or similar actions by the Company and its agents or designees.
6.    Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.
7.    Restrictive Legends and Stop-Transfer Orders.
(a)    Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:
THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.
THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.
(b)    Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)    Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.
8.    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.
9.    Interpretation. Any dispute regarding the interpretation of this Agreement shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors or committee thereof that is responsible for the administration of the Plan (the “Administrator”), which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on the Company and on Optionee.
10.    Governing Law; Severability. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.
11.    Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.
12.    Further Instruments. Optionee hereby agrees to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement including, without limitation, the Investment Representation Statement in the form attached to the Option Agreement as Exhibit B.
13.    Delivery of Payment. Optionee herewith delivers to the Company the full Exercise Price for the Shares, as well as any applicable withholding tax.
14.    Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Accepted by:	Submitted by:

DUOLINGO, INC.	OPTIONEE

By:
Name:
Title:

Address:

EXHIBIT B
INVESTMENT REPRESENTATION STATEMENT
OPTIONEE   :
COMPANY   :            Duolingo, Inc.
SECURITY   :            Common Stock
AMOUNT     :
DATE            :
In connection with the purchase of the above-listed shares of Common Stock (the “Securities”) of Duolingo, Inc., a Delaware corporation (the “Company”), the undersigned (the “Optionee”) represents to the Company the following:
(a)    Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).
(b)    Optionee acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee’s investment intent as expressed herein. Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable securities laws or agreements.
(c)    Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to
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the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may under present law be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker (as this term is defined under the Exchange Act); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three (3) month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.
In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which, effective as of February 15, 2008, requires the resale to occur not less than six months, or, in the event the Company is not subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, not less than one year, after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above or, in the case of a non-affiliate who subsequently holds the Securities less than one year, the satisfaction of the conditions set forth in section (2) of the paragraph immediately above.
(d)    Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

Signature of Optionee:

Date: ____________________, ____
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